UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period:   9/30/14

Item 1.  Reports to Stockholders.

Sandalwood Opportunity Fund Class A Shares: SANAX Class I Shares: SANIX Class C Shares: SANCX

Annual Report September 30, 2014

www.sandalwoodfund.com 1-888-868-9501

Distributed by Northern Lights Distributors, LLC Member FINRA

September 30, 2014

Dear Investor:

Each year at this time, the Sandalwood Opportunity Fund (“the Fund”) provides a letter to investors to coincide with our fiscal year- end.  The purpose of this letter is to provide an update on the Fund’s performance and outlook. The Fund is an open end mutual fund with $255 million in assets under management as of September 30, 2014. During the Fund’s Investment Period (October 1, 2013 to September 30, 2014) the Fund allocated capital among four distinct U.S. credit strategies each of which is managed by an independent investment manager (“the Sub-Advisors”).

Fund Performance

The Fund’s investment performance over the Investment Period has been positive and the risk characteristics have been favorable compared to the popular U.S. fixed income benchmarks referenced below. During the Investment Period, the Fund’s Class I and Class A share classes have appreciated 4.38% and 4.10%, respectively.  Since inception, the total return for the Class I and Class A share class continues to be higher than the Barclays U.S. Aggregate Index and the Barclays U.S. High Yield Index.

Figure 1

The Fund’s Investment Results as of September 30, 2014

*Inception date for Class A and I shares was November 29, 2012

** Inception date for Class C shares was February 11, 2014

Returns for periods longer than one year are annualized. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses, until January 31, 2015 so that the total annual operating expenses of the Fund do not exceed 2.95%, 3.70% and 2.70% of average daily net assets attributable to Class A, C, and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The Funds total annual operating expenses are 3.57%, 4.32% and 3.32% for the Class A, C and I shares, respectively. The maximum sales load for the Class A shares is 5.75%. A fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

Investment Environment

The Investment Period was preceded by higher growth rates as well as low interest rates, a continuing recovery in housing and expanding auto sales.  In the fourth quarter of 2013, car sales in the U.S. recorded their strongest level in six years and exceeded the pre-recession peak. The bond market acknowledged the healing economy by sending rates higher and bond prices lower. The yield on the 10-Year U.S. Treasury climbed to 3.04% at the end of the year after trading at a calendar year low of 1.66% in May 2013.  The dollar strengthened, and investors demonstrated a willingness to retreat from the riskier emerging market currencies and financial assets.

The Fund’s opportunistic credit managers outperformed most U.S. fixed income sectors during the fourth quarter.  The rising rate environment pushed most sectors into negative territory with the exception of high yield corporate securities and U.S. 2-Year Treasuries. The Fund held up materially better than both U.S. investment grade fixed income and non-investment grade fixed income by appreciating 2.52% during the fourth quarter.   This performance also compared favorably with U.S. Treasury and other fixed income sectors.

The U.S. economy continued to show signs of growth as financial markets opened for business in 2014.  Congress passed a budget compromise averting another shut-down and funded the federal government for fiscal years 2014 and 2015.   This background of mostly favorable events for the U.S. enabled the Federal Reserve to “taper” its bond buying program of quantitative easing. However, severe winter weather impacted production and hiring.  It is estimated that U.S. GDP lost around 0.5% during the first quarter due to delays and supply disruptions brought on by storms and sub-zero temperatures. The U.S. fixed income markets appreciated during the quarter with both the Barclays U.S. Aggregate Fixed Income Index and Barclays U.S. High Yield Index rising 1.84% and 2.98% respectively.  The high yield market was driven by substantial positive flows into mutual funds and ETFs, as investors continued to seek higher yielding securities. The substantial rise in rates from 2013 was reversed providing a tailwind for these assets classes.

The Fund’s Class I share class appreciated 1.67% during the first quarter 2014 while maintaining a modest 3.53 effective duration. The Fund continued to exceed its primary benchmark, the HFRX Fixed Income Credit Index (the “Benchmark”) as well as the Barclays U.S. Aggregate Index and the Barclays U.S. High Yield Index since inception (November 29, 2012).

Second quarter economic data in the U.S. showed signs of softening as the recovery from the severe weather experienced earlier in the year continued to impact production and hiring.   Auto sales and housing, which backed the U.S. recovery, also showed signs of softening. The Fed pulled back its bond buying program and continued to signal the outlook that the economy was normalizing.

The Fund appreciated 3.02% in the second quarter 2014 and June marked the 10th consecutive month of positive performance. The Barclays U.S. High Yield Index appreciated 2.41% and the Barclays U.S. Aggregate Index gained 2.04% during the quarter. Despite significant revisions to Q1 GDP, the quarter was marked by low volatility, falling interest rates and tightening credit spreads.  Under the surface of a placid market the credit markets were quite active as the quarter saw both a significant default (TXU), which increased default rates to over 2%, as well as the largest ever high yield issue (Altice).

Continuing economic growth in the third quarter 2014 was evidenced by higher ISM manufacturing and non-manufacturing indexes and a 22.5% jump in durable goods orders (the sharpest monthly increase on record).  In August, auto sales recovered and reached an eight year high, while new home sales improved by 18%. The Federal Reserve continued to wind down the bond buying program and U.S. growth continued to exceed that of the faltering European economy.

The third quarter of 2014 was more challenging, as the Fund’s Class I share class lost (0.35%), posting its first quarterly loss since its inception.  During the same period, the Barclays U.S. High Yield Index lost (1.86%) and the Barclays U.S. Aggregate Index gained

0.16%.  Over the course of the third quarter, high-yield bond mutual funds recorded net outflows and spreads widened to 485 basis points from 398 basis points over U.S. Treasuries, adding fuel to the fire and spurring even more outflows.  Volatility was caused by numerous factors, many of which were geopolitical, and included problems in Russia/Ukraine, the continued terror threat coming from ISIL, and fears of the Ebola virus.  In addition, fixed income investors became nervous about potential large redemptions across fixed income markets in the aftermath of the leadership change at PIMCO.

Outlook

The events that drove wider spreads in the third quarter demonstrate that investors are becoming increasingly reactive to factors outside of the fundamentals that underscore the Fund’s positive outlook on U.S. credit market.  There may be additional volatility in the near-term as the market speculates on the rate guidance language that will accompany the end of the Fed’s quantitative easing program.   However, the Fund’s Sub-Advisors believe that as the economy improves, these brief periods of spread widening may provide attractive buying opportunities.

The Fund remains vigilant to the risks emanating from the financial markets, geopolitical situations and investor behavior.   The Fund’s Sub-Advisors continue to maintain exposure to investment opportunities which are inefficient, short-dated and generating high current cash flow.

Very truly yours,

Princeton Fund Advisors, LLC

Co-Advisor to the Fund

6396-NLD-11/25/2014

Sandalwood Opportunity Fund

PORTFOLIO REVIEW (Unaudited)
September 30, 2014

The Fund’s performance figures* for the year ended September 30, 2014, compared to its benchmark:

		Inception**-	Inception***-
	One Year	September 30, 2014	September 30, 2014
Sandalwood Opportunity Fund – Class A	6.76%	8.70%	N/A
Sandalwood Opportunity Fund – Class A with load	0.65%	5.25%	N/A
Sandalwood Opportunity Fund – Class I	7.00%	8.96%	N/A
Sandalwood Opportunity Fund – Class C	N/A	N/A	3.21%
HFRX Fixed Income - Credit Index	2.74%	5.68%	0.69%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%, where applicable. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses before any fee waiver are 3.57% for Class A shares, 3.32% for Class I shares and 4.32% for Class C per the January 27, 2014, prospectus. After fee waivers, the Fund’s total annual operating expenses are 2.95%, 2.70%, and 3.70% for Class A, Class I, and Class C shares, respectively. Class A shares are subject to a maximum sales load imposed on purchases of 5.75%. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

**	Inception date is November 29, 2012 for Class A and Class I shares.

***	Inception date is February 11, 2014 for Class C shares.

HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities.

Comparison of the Change in Value of a $10,000 Investment

1

Sandalwood Opportunity Fund

PORTFOLIO REVIEW (Unaudited)
September 30, 2014

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Corporate Bonds and Notes	58.6%
Asset Backed Securities	20.2%
Money Market Fund	10.4%
Commercial Mortgage Backed Securities	7.4%
Bank Debt	3.2%
U.S. Government & Agency Obligation	0.0%
Other Assets Less Liabilities	0.2%
100.0%

Please refer to Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

2

Sandalwood Opportunity Fund

PORTFOLIO OF INVESTMENTS

September 30, 2014

Principal ($)		Value
	ASSET BACKED SECURITIES - 20.2%
435,131	Accredited Mortgage Loan Trust 2004-3, 2.180% due 10/25/34	$390,791
2,915,000	Ameriquest Mortgage Securities Trust 2006-R-1, 0.565% due 3/25/36	1,988,356
1,000,000	Bear Stearns Asset Backed Securities I Trust 2005-AQ1, 1.505% due 3/25/35	546,657
654,810	CDC Mortgage Capital Trust 2004-HE-1, 1.955% due 6/25/34	596,171
1,548,213	CDC Mortgage Capital Trust 2004-HE-3, 1.955% due 11/25/34	1,398,250
1,265,803	Centex Home Equity Loan Trust 2002-C, 1.305% due 9/25/32	731,648
367,003	Centex Home Equity Loan Trust 2004-D, 1.155% due 9/25/34	283,883
3,157,129	Countrywide Alternative Loan Trust 2007-OA4, 0.375% due 5/25/47	1,685,522
434,772	Countrywide Asset-Backed Certificates, 0.695% due 4/25/32	289,753
424,187	Countrywide Asset-Backed Certificates, 1.880% due 7/25/34	385,082
2,920,000	Credit-Based Asset Servicing and Securitization LLC, 0.855% due 7/25/36, 144A	2,085,079
788,573	Delta Funding Home Equity Loan Trust 1998-1, 7.790% due 5/25/30	785,626
1,139,720	Delta Funding Home Equity Loan Trust 2000-2, 8.860% due 8/15/30	1,027,077
1,740,325	Equifirst Mortgage Loan Trust 2005-1, 0.865% due 4/25/35	1,150,959
1,340,209	Finance America Mortgage Loan Trust 2004-3, 1.175% due 11/25/34	1,074,629
5,000,000	First Frankin Mortgage Loan Trust 2005-FFH3, 0.825% due 9/25/35	3,643,370
3,100,000	First Frankin Mortgage Loan Trust 2005-FFH4, 0.655% due 12/25/35	2,250,423
6,200,000	First NLC Trust 2005-4, 0.645% due 2/25/36	3,209,678
1,390,000	Fremont Home Loan Trust 2005-C, 0.675% due 7/25/35	955,472
2,926,000	GSAA Home Equity Trust, 1.355% due 6/25/35	1,823,340
237,122	Home Equity Asset Trust, 2.705% due 3/25/33	172,051
936,932	Home Equity Asset Trust, 1.655% due 3/25/35	713,082
7,234,000	HomeBanc Mortgage Trust 2006-2, 0.485% due 12/25/36	4,336,949
271,105	Longbeach Mortgage Loan Trust 2001-2, 3.080% due 7/25/31	240,078
991,886	Longbeach Mortgage Loan Trust 2003-4, 3.380% due 8/25/33	937,572
2,083,992	Meritage Mortgage Loan Trust 2005-2, 0.950% due 11/25/35	1,345,519
3,247,643	Merrill Lynch Mortgage Investors Trust Series 2003-OPT1, 2.330% due 7/25/34	2,400,953
1,694,033	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3, 2.869% due 9/25/37	1,382,846
1,399,536	Morgan Stanley ABS Capital I Inc Trust 2005-HE1, 1.460% due 12/25/34	1,055,171
371,878	Morgan Stanley ABS Capital I Inc Trust 2006-HE3, 0.315% due 4/25/36	363,773
449,613	Morgan Stanley ABS Capital I Inc Trust 2005-NC1, 1.250% due 1/25/35	346,440
553,288	Morgan Stanley Home Equity Loan Trust 2007-2, 0.255% due 4/25/37	355,355
832,965	Morgan Stanley Mortgage Loan Trust 2007-8XS, 6.000% due 4/25/37	530,739
1,068,111	New Century Home Equity Loan Trust 2004-1, 2.480% due 5/25/34	880,624
1,027,807	New Century Home Equity Loan 2004-3, 1.730% due 11/25/34	811,842
3,396,864	New Century Home Equity Loan 2005-1, 1.220% due 3/25/35	2,461,867
173,790	Option One Mortgage Accep Corp., 3.155% due 6/25/33	164,892
500,000	Park Place Securities, Inc., 0.645% due 8/25/35	390,491
1,068,399	Renaissance Home Equity Loan Trust 2004-3, 5.157% due 11/25/34	993,472
8,300,000	Structured Asset Investment Loan Trust 2005-10, 0.585% due 12/25/35	4,908,587
523,023	Structured Asset Securities Corp. 2005-WF1, 2.060% due 2/25/35	468,894
260,000	Terwin Mortgage Trust 2007-QHL1, 1.656% due 10/25/38, 144A	150,849
	TOTAL ASSET BACKED SECURITIES (Cost $48,247,736)	51,713,812

	BANK DEBT - 3.2%
	OIL - FIELD SERVICES - 1.3%
3,163,144	Stallion Oilfield Holdings, Inc., 8.000% due 6/19/18,	3,200,706

	STEEL - PRODUCERS - 0.7%
1,835,689	Essar Steel Algoma, Inc., 9.250% due 9/20/14	1,844,867

See accompanying notes to financial statements.

3

Sandalwood Opportunity Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal ($)		Value
	TRANSPORTATION - TRUCK - 1.2%
3,036,060	YRC WorldWide, 8.000% due 2/13/19	$3,054,094

	TOTAL BANK DEBT (Cost $8,103,059)	8,099,667

	CORPORATE BONDS AND NOTES - 58.6%
	AEROSPACE/DEFENSE - 0.2%
538,000	BE Aerospace, Inc., 6.875% due 10/1/20	577,005

	APPAREL MANUFACTURERS - 0.2%
500,000	Quiksilver, Inc., 7.875% due 8/1/18, 144A	450,000

	APPLICATION SOFTWARE - 0.1%
320,000	Emdeon, Inc., 11.000% due 12/31/19	357,200

	BUILDING PRODUCTS - CEMENT - 0.8%
362,000	Headwaters, Inc., 7.625% due 4/1/19	379,195
1,550,000	US Concrete, Inc., 8.500% due 12/1/18	1,666,250
		2,045,445
	BUILDING & CONSTRUCT PRODUCT - MISC - 3.2%
1,100,000	Building Materials Corp of America., 6.875% due 8/15/18, 144A	1,141,250
3,647,000	Brundage-Bone Concrete Pumping, Inc., 10.375% due 9/1/21, 144A	3,770,086
315,000	Interline Brands, Inc., 10.000% due 11/15/18	329,962
3,000,000	Ply Gem Industries, Inc., 6.500% due 2/1/22, 144A	2,913,750
		8,155,048
	BUILDING - MAINTANCE & SERVICE - 0.9%
2,250,000	Safway Group Holding LLC., 7.000% due 5/15/18, 144A	2,300,625

	BUILDING - RESIDENTIAL - 0.1%
120,000	Beazer Homes USA, Inc., 9.125% due 5/15/19	126,150

	CABLE/SATELLITE TV - 0.4%
950,000	CCO Holdings LLC, 7.000% due 1/15/19	989,188

	CAPACITORS - 1.0%
2,315,000	Kemet Corp., 10.500% due 5/1/18	2,433,644

	CASINO HOTEL - 1.6%
2,775,000	Marina District Finance Co., Inc., 9.875% due 8/15/18	2,917,219
1,000,000	MGM Resorts International., 8.625% due 2/1/19	1,132,600
		4,049,819
	CELLULAR TELECOM - 0.7%
1,500,000	MetroPCS Wireless, Inc., 7.875% due 9/1/18	1,559,813
225,000	Sprint Communications,Inc., 9.000% due 11/15/18, 144A	260,437
		1,820,250
	CHEMICALS - DIVERSIFIED - 2.0%
3,150,000	Celanese US Holdings LLC., 6.625% due 10/15/18	3,257,887
1,805,000	NOVA Chemicals Corp., 8.625% due 11/1/19	1,889,609
		5,147,496
	CHEMICALS - SPECIALTY 0.5%
339,000	Cornerstone Chemical Co., 9.375% due 3/15/18, 144A	357,645
794,000	HIG BBC Intermediate Holdings, Inc., 10.500% due 9/15/18, 144A	803,925
		1,161,570
	COAL - 0.1%
172,000	SunCoke Energy, Inc., 7.625% due 8/1/19	181,589

See accompanying notes to financial statements.

4

Sandalwood Opportunity Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal ($)		Value
	COMPUTER SERVICES - 1.6%
4,075,000	SunGard Data Systems, Inc., 7.375% due 11/15/18	$4,202,344

	CONSUMER PRODUCTS - MISC - 1.9%
300,000	American Achievement Corp., 10.875% due 4/15/16, 144A	297,750
4,344,000	Armored Autogroup, Inc., 9.250% due 11/1/18	4,474,320
		4,772,070
	CONTAINERS - PAPER & PLASTIC - 2.2%
5,514,000	PaperWorks Industries, Inc., 9.500% due 8/15/19, 144A	5,631,172

	DATA PROCESSING & MANAGEMENT - 0.9%
2,015,000	First Data Corp., 11.750% due 8/15/21	2,342,438

	DISPOSABLE MEDICAL PRODUCTS - 0.5%
1,240,000	ConvaTec Finance International SA., 8.250% due 1/15/19, 144A	1,262,475

	DIVERSIFIED MANUFACTURE OPERATION - 0.2%
500,000	Bombardier, Inc., 7.750% due 3/15/20, 144A	547,600

	DIVERSIFIED OPERATIONS - 0.9%
1,500,000	Alphabet Holding Co., Inc., 7.750% due 11/1/17	1,471,875
717,000	Boart Longyear Management Pty Ltd., 10.000% due 10/1/18, 144A	756,435
		2,228,310
	ELECTRIC - INTEGRATED - 1.7%
1,169,000	Energy Future Intermediate Holding Co LLC, 11.000% due 10/1/21	1,356,040
2,490,000	Energy Future Intermediate Holding Co LLC, 11.750% due 3/1/22, 144A	2,953,763
		4,309,803
	ELECTRONIC COMPONENTS - MISC - 0.1%
263,000	Sanmina Corp., 7.000% due 5/15/19, 144A	276,150

	ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.7%
4,129,000	Amkor Technology, Inc., 7.375% due 5/1/18	4,304,483

	ENTERPRISE SOFTWARE & SERVICES - 0.6%
1,000,000	BMC Software, Inc., 7.250% due 6/1/18	990,000
500,000	Eagle Midco, Inc., 9.000% due 6/15/18, 144A	513,125
		1,503,125
	FINANCE - COMMERCIAL - 0.7%
1,750,000	Jefferies Finance LLC, 6.875% due 4/15/22, 144A	1,732,500

	FINANCE - COMMERCIAL LOANS - 0.4%
945,000	TitleMax Finance Corp., 8.500% due 9/15/18, 144A	945,000

	FINANCE - LEASING COMPANY - 1.0%
1,270,000	Fly Leasing Ltd., 6.750% due 12/15/20	1,323,975
1,350,000	Fly Leasing Ltd., 6.375% due 10/15/21	1,339,875
		2,663,850
	FINANCE - OTHER SERVICES - 0.5%
400,000	Icahn Enterprises Finance Corp., 6.000% due 8/1/20	413,000
800,000	Icahn Enterprises Finance Corp., 5.875% due 2/1/22	804,000
		1,217,000
	FOOD MISCELLANEOUS - 0.5%
1,356,000	Del Monte Corp., 7.625% due 2/15/19	1,349,220

See accompanying notes to financial statements.

5

Sandalwood Opportunity Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal ($)		Value
	FOOD - WHOLESALE - 0.2%
500,000	U.S. Foods, Inc., 8.500% due 6/30/19	$530,625

	INDEPENDENT POWER PRODUCER - 0.3%
699,000	Genon Energy, Inc., 9.875% due 10/15/20	730,455

	INVESTMENT MANAGEMENT & ADVISORY SERVICE - 0.1%
200,000	Nuveen Investments, Inc., 9.125% due 10/15/17, 144A	215,000

	MACHINERY - CONSTRUCTION & MINING - 1.6%
500,000	BlueLine Rental Finance Corp., 7.000% due 2/1/19, 144A	515,000
1,152,000	Permian Holdings, Inc., 10.500% due 1/15/18, 144A	1,180,800
2,175,000	Vander Intermediate Holding II Corp., 9.750% due 2/1/19, 144A	2,278,312
		3,974,112
	MACHINERY - FARM - 0.5%
1,000,000	Case New Holland Industrial, Inc., 7.875% due 12/1/17	1,116,250

	MACHINERY - GENERAL INDUSTRY - 1.9%
955,000	Manitowoc Company, Inc., 5.875% due 10/15/22	988,425
4,890,000	Tempel Steel Co., 12.000% due 8/15/16, 144A	4,914,450
		5,902,875
	MEDICAL - BIOMEDICAL - 0.2%
400,000	STHI Holding Corp., 8.000% due 3/15/18, 144A	414,500

	MEDICAL - DRUGS - 0.6%
1,530,000	Valeant Pharmaceuticals International., 6.750% due 10/1/17, 144A	1,583,856

	MEDICAL - HMO - 0.2%
450,000	Centene Corp., 4.750% due 5/15/22	451,688

	MEDICAL - HOSPITALS - 0.6%
1,440,000	Capella Healthcare, Inc., 9.250% due 7/1/17	1,501,200

	MEDICAL - PRODUCTS - 0.1%
250,000	Mallinckrodt International Finance SA, 3.500% due 4/15/18	243,125

	METAL - COPPER - 1.5%
3,750,000	Cobre Del Mayo SA de CV, 10.750% due 11/15/18	3,825,000

	NON - FERROUS METALS - 0.6%
1,647,000	Thompson Creek Metals Co., 7.375% due 6/1/18	1,589,355

	OIL EXPLORATION & PRODUCTION - 3.2%
1,150,000	Carrizo Oil & Gas, Inc., 8.625% due 10/15/18	1,198,156
1,690,000	Chesapeake Oilfield Operating, Inc., 6.625% due 11/15/19	1,744,925
4,200,000	Newfield Exploration Co., 7.125% due 5/15/18	4,322,325
832,000	Swift Energy Company, 7.125% due 6/1/17	833,040
		8,098,446
	OIL & GAS DRILLING - 3.1%
2,050,000	Seadrill Ltd., 6.125% due 9/15/17, 144A	2,052,562
5,666,000	Sidewinder Drilling, Inc., 9.750% due 11/15/19, 144A	5,722,660
		7,775,222

See accompanying notes to financial statements.

6

Sandalwood Opportunity Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal ($)		Value
	OIL - FIELD SERVICES - 0.9%
970,000	Hornbeck Offshore Services, Inc., 5.875% due 4/1/20	$974,850
1,405,000	Petroleum Geo-Services ASA, 7.375% due 12/15/18, 144A	1,412,025
		2,386,875
	OIL - US ROYALTY TRUSTS - 0.7%
1,781,000	IronGate Energy Services LLC., 11.000% due 7/1/18, 144A	1,796,584

	PIPELINES - 0.2%
500,000	NuStar Logistics LP, 8.150% due 4/15/18	571,250

	PUBLISHING - NEWSPAPERS - 0.6%
1,391,000	Gannett Co., Inc., 7.125% due 9/1/18	1,444,901

	RENTAL AUTO & EQUIPMENT - 2.2%
5,500,000	Hertz Corp., 7.500% due 10/15/18	5,706,250

	RESORTS - THEME PARKS - 0.1%
327,000	Vail Resorts, Inc., 6.500% due 5/1/19	342,737

	RETAIL - ARTS & CRAFTS - 1.0%
2,370,000	Michaels FinCo Holdings LLC., 7.500% due 8/1/18, 144A	2,423,325

	RETAIL - DRUG STORE - 0.5%
1,215,000	Rite Aid Corp., 6.750% due 6/15/21	1,248,413

	RETAIL - MAJOR DEPARTMENT STORE - 1.0%
2,500,000	Neiman Marcus Group Ltd., Inc., 8.000% due 10/15/21, 144A	2,612,500

	RETAIL - PET FOOD & SUPPLIES - 0.2%
605,000	Petco Holdings, Inc., 8.500% due 10/15/17, 144A	615,588

	RETAIL - SPORTING GOODS - 0.0%
100,000	Academy Finance Corp., 9.250% due 8/1/19, 144A	106,250

	SATELLITE TELECOM - 1.9%
2,500,000	Intelsat Jackson Holdings SA, 7.500% due 4/1/21	2,678,125
2,000,000	Intelsat Luxembourg SA, 8.125% due 6/1/23	2,095,000
		4,773,125
	SEISMIC DATA COLLECTION - 0.1%
368,000	CGG SA, 7.750% due 5/15/17	370,760

	STEEL PIPE & TUBE - 0.4%
653,000	Mueller Water Products, Inc., 7.375% due 6/1/17	666,876
375,000	Mueller Water Products, Inc., 8.750% due 9/1/20	405,000
		1,071,876
	STEEL - PRODUCERS - 0.6%
1,486,000	Essar Steel Algoma, Inc., 9.375% due 3/15/15, 144A	1,487,857

See accompanying notes to financial statements.

7

Sandalwood Opportunity Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal ($)		Value
	TELECOM SERVICES - 2.2%
1,475,000	Altice SA., 7.750% due 5/15/22, 144A	$1,526,625
833,000	Digicel Ltd., 8.250% due 9/1/17, 144A	852,825
662,000	Qwest Corp., 7.200% due 11/10/26	666,903
2,156,500	West Corp., 7.875% due 1/15/19	2,254,890
400,000	Wind Acquisition Financial SA, 7.375% due 4/23/21, 144A	403,000
		5,704,243
	TELEPHONE INTEGRATED - 2.8%
530,000	Cincinnati Bell, Inc., 8.750% due 3/15/18	550,670
300,000	Frontier Communications Corp., 8.500% due 4/15/20	334,500
2,275,000	Level 3 Financing, Inc., 8.125% due 7/1/19	2,434,250
3,640,000	Windstream Corp., 8.125% due 9/1/18	3,798,340
		7,117,760
	TELEVISION - 0.4%
280,000	LIN Television Corp., 8.375% due 4/15/18	291,725
475,000	Videotron Ltd., 6.375% due 12/15/15	476,187
332,000	Videotron Ltd., 9.125% due 4/15/18	343,952
		1,111,864
	TRANSPORTATION - EQUIPMENT & LEASING - 0.1%
127,488	AWAS Aviation Capital Ltd., 7.000% due 10/17/16, 144A	130,191

	VITAMINS & NUTRITION PRODUCTS - 0.4%
815,000	NBTY, Inc., 9.000% due 10/1/18	851,675

	WIRELESS EQUIPMENT - 0.4%
1,000,000	Brightstar Corp., 7.250% due 8/1/18, 144A	1,081,250

	TOTAL CORPORATE BONDS & NOTES (Cost $150,773,866)	149,989,552

	COMMERCIAL MORTGAGE BACKED SECURITIES - 7.4%
68,296	Bank of America Mortgage Securities 2003-5 3B4, 7.500% due 2/25/31, 144A	54,576
51,021	Bank of America Mortgage Securities 2003-5 3B5, 7.500% due 2/25/31, 144A	34,297
41,502	Bank of America Mortgage Securities 2003-5 3B6, 7.500% due 2/25/31, 144A	14,361
50,044	Bayview Commercial Asset Trust, 1.755% due 1/25/35 144A	45,280
1,500,000	Bayview Commercial Mortgage Pass-Through Trust, 1.255% due 4/25/36	987,267
1,000,000	Bayview Financial Mortgage Pass-Through Trust, 0.952% due 6/28/44	757,724
1,487,000	COMM 2007-C9 Mortgage Trust., 5.988% due 12/10/49, 144A	1,330,787
1,625,000	Credit Suisse Commercial Mortgage Trust Series 2006-C3, 5.988% due 6/15/38	884,741
150,000	Credit Suisse First Boston Mortgage Securities Corp., 5.447% due 8/15/38, 144A	142,282
5,403,920	GSAMP Trust 2006-S4, 0.335% due 5/25/36	1,667,985
2,462,959	GSAMP Trust 2006-S4, 6.031% due 5/25/36	999,812
1,103,810	GSRPM Mortgage Loan Trust 2003-2, 3.080% due 6/25/33	920,385
146,540	Impac CMB Trust Series 2004-7, 1.160% due 11/25/34	123,129
800,984	Impac CMB Trust Series 2005-4, 0.800% due 5/25/35	648,383
1,500,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7, 6.058% due 4/15/45	1,036,365
2,200,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7, 6.058% due 4/15/45	1,877,931
1,717,000	Merrill Lynch Commercial Mortgage Trust 2006-4, 5.324% due 12/12/49	1,188,628
992,000	Prime Mortgage Trust, 0.555% due 2/25/35	653,791
1,033,660	Residential Asset Securities Corp., 2003-KS3 Trust, 1.160% due 5/25/33	812,742
766,393	Residential Asset Securities Corp., 2003-KS11 Trust, 1.955% due 1/25/34	556,774

See accompanying notes to financial statements.

8

Sandalwood Opportunity Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal ($)		Value
	COMMERCIAL MORTGAGE BACKED SECURITIES (Continued) - 7.4%
904,961	Residential Asset Securities Corp., 2004-KS3 Trust, 1.730% due 4/25/34	$673,470
949,026	Residential Asset Mortgage Products 2004-RS11 Trust, 2.075% due 11/25/34	847,460
1,403,938	Truman Capital Mortgage Loan, 2.905% due 1/25/34, 144A	1,236,130
2,734,436	Voyager CBASS Delaware Trust, 0.384% due 2/26/37, 144A	457,620
1,245,000	Wachovia Mortgage Loan Trust, 0.845% due 10/25/35	923,587
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $17,795,996)	18,875,507

	U.S. GOVERNMENT AND AGENCY OBLIGATION - 0.0%
367,431	Freddie Mac REMICS, 6.536% due 8/15/35 (Cost $75,826)	67,061

	SHORT-TERM INVESTMENT - 10.4%
	MONEY MARKET FUND - 10.4%
26,582,565	Fidelity Institutional Money Market Fund-	26,582,565
	Money Market Portfolio, to yield 0.13% * (Cost $26,582,565)

	TOTAL INVESTMENTS - 99.8% (Cost $251,579,048) (a)	$255,328,164
	OTHER ASSETS LESS LIABILITIES - 0.2%	549,716
	NET ASSETS - 100.0%	$255,877,880

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $242,742,665 differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$7,217,300
Unrealized Depreciation:	(3,256,096)
Net Unrealized Appreciation:	$3,961,204

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2014.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At September 30, 2014 144A securities amounted to $63,406,594 or 24.78% of net assets.

ADR- American Depositary Receipt.

See accompanying notes to financial statements.

9

Sandalwood Opportunity Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Principal ($)		Value
	SECURITIES SOLD SHORT - (3.4)%
	CORPORATE BONDS - (3.4)%
	CELLULAR TECLECOM - (0.8)%
(2,000,000)	Sprint Communications, Inc., 6.000% due 11/15/22	$(1,947,500)

	CHEMICALS - DIVERSIFIED - (0.7)%
(1,500,000)	DOW Chemical Company., 4.250% due 11/15/20	(1,602,480)

	CONTAINERS - PAPER & PLASTIC - (0.0)%
(1,000)	Packaging Dynamics Corp., 8.750% due 2/1/16, 144A	(1,015)

	DIVERSIFIED MANUFACTURE OPERATION - (0.4)%
(1,000,000)	Bombardier, Inc., 6.125% due 1/15/23, 144A	(1,006,250)

	ELECTRONIC COMPONENT - SEMICONDUCTOR - (0.8)%
(2,000,000)	Advanced Micro Devices, Inc., 7.500% due 8/15/22	(2,030,000)

	FINANCE - OTHER SERVICES - (0.1)%
(640,000)	Icahn Enterprises Finance Corp., 6.000% due 8/1/20	(660,800)

	FOOD - FLOUR & GRAIN - (0.6)%
(1,500,000)	Post Holdings, Inc., 6.000% due 12/15/22, 144A	(1,376,250)

	TOTAL SECURITIES SOLD SHORT (Proceeds $8,850,372)	$(8,624,295)

See accompanying notes to financial statements.

10

Sandalwood Opportunity Fund

PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2014

Unrealized Gain (Loss)
SWAP CONTRACTS

AEP Industries, Inc., Total Return Swap with Deutsche Bank AG London – March 15, 2015 – to receive Total Returns plus accrued interest on underlying investment (8.25% due 4/15/2019) vs. 3 month LIBOR (Notional Value $1,450,000)	$(30,601)

Alta Mesa Hldngs/Finance, Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (9 5/8% due 10/15/2018) vs. 3 month LIBOR (Notional Value $1,550,000)	(31,502)

Advanced Micro Devices, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (6 3/4% due 3/1/2019) vs. 3 month LIBOR (Notional Value $4,000,000)	(113,334)

American Achievement Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (10 7/8% due 4/15/2016) vs. 3 month LIBOR (Notional Value $1,550,000)	(35,733)

Bombardier, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 3/4% due 3/15/2020) vs. 3 month LIBOR (Notional Value $2,000,000)	(77,740)

Bombardier, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 3/4% due 3/15/2020) vs. 3 month LIBOR (Notional Value $1,500,000)	(58,305)

BE Aerospace, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (6 7/8% due 10/1/2020) vs. 3 month LIBOR (Notional Value $1,800,000)	(33,767)

Burger King Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (9 7/8% due 10/15/2018) vs. 3 month LIBOR (Notional Value $3,513,000)	(37,838)

BMC Software, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 1/4% due 6/1/2018) vs. 3 month LIBOR (Notional Value $1,350,000)	(62,588)

BMC Software, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 1/4% die 6/1/2018) vs. 3 month LIBOR (Notional Value $500,000)	28,568

Capella Healthcare, Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (9 1/4% due 7/1/2017) vs. 3 month LIBOR (Notional Value $1,650,000)	36,334

Cincinnati Bell, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (8 3/4% due 3/15/2018) vs. 3 month LIBOR (Notional Value $2,473,000)	(29,940)

See accompanying notes to financial statements.

11

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2014

Unrealized Gain (Loss)
Celanese US Holdings LLC, Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (6 5/8% due 10/15/2018) vs. 3 month LIBOR (Notional Value $2,324,000)	$(13,030)

CIE GEN Geophysique, Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 3/4% due 5/15/2017) vs. 3 month LIBOR (Notional Value $1,920,000)	(31,205)

CIE GEN Geophysique, Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 3/4% due 5/15/2017) vs. 3 month LIBOR (Notional Value $1,848,000)	(30,035)

Chinos Intermed Hldgs, Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 3/4% due 5/1/2019) vs. 3 month LIBOR (Notional Value $1,280,000)	(46,125)

CCO Holdings LLC/ Chtr, Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 1/4% due 10/30/2017) vs. 3 month LIBOR (Notional Value $1,373,000)	(4,885)

Clearwire Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (14 3/4% due 12/1/2016) vs. 3 month LIBOR (Notional Value $540,000)	(1,530)

Emdeon, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (11% due 12/31/2019) vs. 3 month LIBOR (Notional Value $1,000,000)	10,201

Exterran Holdings, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 1/4% due 12/1/2018) vs. 3 month LIBOR (Notional Value $725,000)	3,669

Frontier Communications Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (8 1/2% due 4/15/2020) vs. 3 month LIBOR (Notional Value $1,000,000)	(74,784)

Gannet Company., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 1/8% due 9/1/2018) vs. 3 month LIBOR (Notional Value $1,760,000)	41,433

Hertz Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (4 1/4% due 4/1/2018) vs. 3 month LIBOR (Notional Value $1,000,000)	(28,560)

Hertz Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 1/2% due 10/15/2018) vs. 3 month LIBOR (Notional Value $4,020,000)	(44,462)

IGLOO Holdings Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (8 1/4% due 12/15/2017) vs. 3 month LIBOR (Notional Value $2,085,000)	(7,689)

See accompanying notes to financial statements.

12

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2014

Unrealized Gain (Loss)
Jo-Ann Stores, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (9 3/4% due 10/15/2019) vs. 3 month LIBOR (Notional Value $1,475,000)	$(26,151)

Ladder Cap Fin LLLP/Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 3/8% due 10/1/2017) vs. 3 month LIBOR (Notional Value $1,515,000)	(35,621)

Ladder Cap Fin LLLP/Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 3/8% due 10/1/2017) vs. 3 month LIBOR (Notional Value $1,200,000)	(28,802)

Mallinckrodt Intl Fin., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (4 3/4% due 4/15/2023) vs. 3 month LIBOR (Notional Value $500,000)	(167)

99 Cents Only Stores, Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (11% due 12/15/2019) vs. 3 month LIBOR (Notional Value $1,265,000)	(42,703)

Sabine Oil & Gas/Fin Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (9 3/4% due 2/15/2017) vs. 3 month LIBOR (Notional Value $2,000,000)	9,983

Sabine Oil & Gas/Fin Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (9 3/4% due 2/15/2017) vs. 3 month LIBOR (Notional Value $3,000,000)	14,975

Nuveen Investments, Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (9 /18% due 10/15/2017) vs. 3 month LIBOR (Notional Value $1,980,000)	(39,081)

Petco Holdings, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (8 1/2% due 10/15/2017) vs. 3 month LIBOR (Notional Value $1,500,000)	(26,115)

Jaguar Holding Co., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (9 3/8% due 10/15/2017) vs. 3 month LIBOR (Notional Value $1,605,000)	(36,880)

PetroQuest Energy, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (10% due 9/1/2017) vs. 3 month LIBOR (Notional Value $1,250,000)	37,665

RR Donnelley & Sons Co., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 5/8% due 6/15/2020) vs. 3 month LIBOR (Notional Value $1,000,000)	(36,060)

Sanmina Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (4 3/8% due 6/1/2019) vs. 3 month LIBOR (Notional Value $1,500,000)	(43,344)

See accompanying notes to financial statements.

13

Sandalwood Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2014

Unrealized Gain (Loss)
Seadrill Ltd., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (6 1/8% due 9/15/2017) vs. 3 month LIBOR (Notional Value $1,250,000)	$(73,347)

Swift Energy Co., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 1/8% due 6/1/2017) vs. 3 month LIBOR (Notional Value $1,950,000)	(29,536)

Sitel LLC/Sitel Fin Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (11% due 8/1/2017) vs. 3 month LIBOR (Notional Value $1,700,000)	46,455

Sprint Nextel Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7% due 8/15/2020) vs. 3 month LIBOR (Notional Value $2,500,000)	(20,207)

Istar Financial, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (4% due 11/1/2017) vs. 3 month LIBOR (Notional Value $2,410,000)	(75,665)

STHI Holding Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (8% due 3/15/2018) vs. 3 month LIBOR (Notional Value $1,550,000)	(66,704)

SunCoke Energy, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 5/8% due 8/1/2019) vs. 3 month LIBOR (Notional Value $900,000)	20,080

Metropcs Wireless, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (7 7/8% due 9/1/2018) vs. 3 month LIBOR (Notional Value $3,075,000)	65,236

US Foods, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (8 1/2% due 6/30/2019) vs. 3 month LIBOR (Notional Value $1,500,000)	2,114

USG Corporation, Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (8 3/8% due 10/15/2018) vs. 3 month LIBOR (Notional Value $2,130,000)	(19,196)

Paetec Holdings Corp., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (9 7/8% due 12/1/2018) vs. 3 month LIBOR (Notional Value $674,000)	3,040

Wireco Worldgroup, Inc., Total Return Swap with Deutsche Bank AG London – March 27, 2015 – to receive Total Returns plus accrued interest on underlying investment (9 1/2% due 5/15/2017) vs. 3 month LIBOR (Notional Value $1,300,000)	12,413

Net Unrealized Depreciation on Swap Contracts	$(1,061,066)

See accompanying notes to financial statements.

14

Sandalwood Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

ASSETS
Investment in Securities (identified cost $251,579,048)	$255,328,164
Segregated cash at broker	9,067,282
Receivable for securities sold	2,935,778
Receivable for Fund shares sold	1,353,508
Interest receivable	3,632,861
Due from broker for swaps	15,585
Prepaid expenses and other assets	44,046
TOTAL ASSETS	272,377,224

LIABILITIES
Securities sold short, at value (proceeds $8,850,372)	8,624,295
Payable for investments purchased	6,179,171
Investment advisory fees payable	487,418
Payable for Fund shares repurchased	77,671
Fees payable to other affiliates	20,875
Distribution (12b-1) fees payable	12,635
Unrealized depreciation on swap contracts	1,061,066
Accrued expenses and other liabilities	36,213
TOTAL LIABILITIES	16,499,344
NET ASSETS	$255,877,880

Net Assets Consist Of:
Paid in capital	$252,881,736
Undistributed net investment income	1,061,066
Accumulated net realized loss from security transactions and swap contracts	(979,049)
Net unrealized appreciation of investments and swap contracts	2,914,127
NET ASSETS	$255,877,880

See accompanying notes to financial statements.

15

Sandalwood Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2014

Net Asset Value Per Share:
Class A Shares:
Net Assets	$49,484,553
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,602,752
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.75
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$11.41

Class I Shares:
Net Assets	$204,020,147
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	18,961,458
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.76

Class C Shares:
Net Assets	$2,373,180
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	217,691
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.90

(a)	On investments of $1 million or more, the maximum sales charge will not apply.

See accompanying notes to financial statements.

16

Sandalwood Opportunity Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2014

INVESTMENT INCOME
Interest income	$8,477,753
TOTAL INVESTMENT INCOME	8,477,753

EXPENSES
Investment advisory fees	3,852,261
Distribution (12b-1) Fees:
Class A	131,974
Class I	5,868
Administrative services fees	126,883
Transfer agent fees	79,439
Registration fees	78,227
Non 12b-1 shareholder servicing	76,666
Short sale interest expense	64,783
Accounting services fees	52,949
Professional fees	50,126
Printing and postage expenses	32,313
Custodian fees	24,546
Trustees fees and expenses	15,362
Compliance officer fees	13,679
Insurance expense	770
Other expenses	9,809
TOTAL EXPENSES	4,615,655

Less: Fees waived by the Adviser	(320,862)

NET EXPENSES	4,294,793
NET INVESTMENT INCOME	4,182,960

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain:
Security transactions	384,397
Swaps contracts	600,982
Securities sold short	545
985,924
Net change in unrealized appreciation (depreciation) on:
Investments	3,521,039
Swaps contracts	(1,061,066)
Securities sold short	226,077
2,686,050

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,671,974

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,854,934

See accompanying notes to financial statements.

17

Sandalwood Opportunity Fund
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2014 (b)	2013 (a)
FROM OPERATIONS
Net investment income	$4,182,960	$723,627
Net realized gain from security transactions, swap contracts, and securities sold short	985,924	872,709
Net change in unrealized appreciation of investments, swap contracts and securities sold short	2,686,050	228,077
Net increase in net assets resulting from operations	7,854,934	1,824,413

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(245,353)	—
Class I	(271,073)	—
From net investment income:
Class A	(2,110,922)	(429,074)
Class C	(9,327)	—
Class I	(2,958,764)	(658,690)
From return of capital:
Class A	(987,873)	—
Class C	(36,257)	—
Class I	(3,781,370)	—
Net decrease in net assets resulting from distributions to shareholders	(10,400,939)	(1,087,764)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	78,335,900	26,639,567
Class C	2,514,594	—
Class I	190,577,671	34,119,193
Net asset value of shares issued in reinvestment of distributions:
Class A	2,746,264	182,100
Class C	42,736	—
Class I	5,994,434	491,887
Payments for shares redeemed:
Class A	(56,775,132)	(1,671,222)
Class C	(140,916)	—
Class I	(23,595,879)	(1,773,961)
Net increase in net assets resulting from shares of beneficial interest	199,699,672	57,987,564

TOTAL INCREASE IN NET ASSETS	197,153,667	58,724,213

NET ASSETS
Beginning of Period	58,724,213	—
End of Period*	$255,877,880	$58,724,213
* Includes undistributed net investment income of:	$1,061,066	$—

(a)	The Sandalwood Opportunity Fund Class A and Class I commenced operations on November 29, 2012.

(b)	The Sandalwood Opportunity Fund Class C commenced operations on February 11, 2014.

See accompanying notes to financial statements.

18

Sandalwood Opportunity Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	September 30,	September 30,
	2014 (b)	2013 (a)
SHARE ACTIVITY
Class A:
Shares Sold	7,187,782	2,480,709
Shares Reinvested	253,171	17,026
Shares Redeemed	(5,180,805)	(155,131)
Net increase in shares of beneficial interest outstanding	2,260,148	2,342,604

Class C:
Shares Sold	226,467
Shares Reinvested	3,908
Shares Redeemed	(12,684)
Net increase in shares of beneficial interest outstanding	217,691

Class I:
Shares Sold	17,427,537	3,263,238
Shares Reinvested	554,475	45,994
Shares Redeemed	(2,164,193)	(165,593)
Net increase in shares of beneficial interest outstanding	15,817,819	3,143,639

(a)	The Sandalwood Opportunity Fund Class A and Class I commenced operations on November 29, 2012.

(b)	The Sandalwood Opportunity Fund Class C commenced operations on February 11, 2014.

See accompanying notes to financial statements.

19

Sandalwood Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended		Period Ended
	September 30, 2014		September 30, 2013 (1)
Net asset value, beginning of period	$10.70		$10.00
Activity from investment operations:
Net investment income (2)	0.28		0.22
Net realized and unrealized gain on investments	0.43		0.70
Total from investment operations	0.71		0.92
Less distributions from:
Net investment income	(0.38)		(0.22)
Net realized gains	(0.07)		—
Return of capital	(0.21)		—
Total distributions	(0.66)		(0.22)
Net asset value, end of period	$10.75		$10.70
Total return (3)(6)	6.76%		9.17%
Net assets, at end of period (000s)	$49,485		$25,607

Ratio of gross expenses to average net assets (4)	3.18	% (7)	3.57	% (5)
Ratio of net expenses to average net assets	2.99	% (7)	2.95	% (5)
Ratio of net investment income to average net assets	2.58	% (7)	2.39	% (5)
Portfolio Turnover Rate	197%		87	% (6)

(1)	The Sandalwood Opportunity Fund Class A commenced operations on November 29, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.04% for the year ended September 31, 2014 attributed to margin expense on short sales, which is not subject to waiver by the Adviser

See accompanying notes to financial statements.

20

Sandalwood Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended		Period Ended
	September 30, 2014		September 30, 2013 (1)
Net asset value, beginning of period	$10.71		$10.00
Activity from investment operations:
Net investment income (2)	0.31		0.24
Net realized and unrealized gain on investments	0.42		0.70
Total from investment operations	0.73		0.94
Less distributions from:
Net investment income	(0.40)		(0.23)
Net realized gains	(0.07)		—
Return of capital	(0.21)		—
Total distributions	(0.68)		(0.23)
Net asset value, end of period	$10.76		$10.71
Total return (3)(6)	7.00%		9.41%
Net assets, at end of period (000s)	$204,020		$33,657

Ratio of gross expenses to average net assets (4)	2.96	% (7)	3.32	% (5)
Ratio of net expenses to average net assets	2.74	% (7)	2.70	% (5)
Ratio of net investment income to average net assets	2.85	% (7)	2.66	% (5)
Portfolio Turnover Rate	197%		87	% (6)

(1)	The Sandalwood Opportunity Fund Class I commenced operations on November 29, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.04% for the year ended September 31, 2014 attributed to margin expense on short sales, which is not subject to waiver by the Adviser

See accompanying notes to financial statements.

21

Sandalwood Opportunity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class C
	Period Ended
	September 30, 2014 (1)
Net asset value, beginning of period	$10.84
Activity from investment operations:
Net investment income (2)	0.18
Net realized and unrealized gain on investments	0.24
Total from investment operations	0.42
Less distributions from:
Net investment income	(0.08)
Net realized gains	(0.07)
Return of capital	(0.21)
Total distributions	(0.36)
Net asset value, end of period	$10.90
Total return (3)(6)	3.21%
Net assets, at end of period (000s)	$2,373

Ratio of gross expenses to average net assets (4)	3.96	% (5)(7)
Ratio of net expenses to average net assets	3.74	% (5)(7)
Ratio of net investment income to average net assets	2.95	% (5)(7)
Portfolio Turnover Rate	197	% (6)

(1)	The Sandalwood Opportunity Fund Class C commenced operations on February 11, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.04% for the year ended September 31, 2014 attributed to margin expense on short sales, which is not subject to waiver by the Adviser

See accompanying notes to financial statements.

22

Sandalwood Opportunity Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2014

1.	ORGANIZATION

The Sandalwood Opportunity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek income and capital appreciation.

The Fund currently offers Class A shares, Class I shares and Class C shares. Class I and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in preparation of the Fund’s financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Total return swaps on fixed income securities are valued each day by using the fixed income securities valuation from an independent pricing service which uses methods that include current market quotations from a major market maker in the security and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies may be valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available

23

Sandalwood Opportunity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The applicable investments are valued collectively via inputs from each of these groups. In accordance with the Trust’s valuation policies and procedures, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-advisers, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-advisers to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-advisers based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

24

Sandalwood Opportunity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$149,989,552	$—	$149,989,552
Asset Backed Securities	—	51,713,812	—	51,713,812
Commercial Mortgage Backed Securities	—	18,875,507	—	18,875,507
Bank Debt	—	8,099,667	—	8,099,667
U.S. Government & Agency Obligations	—	67,061	—	67,061
Money Market Fund	26,582,565	—	—	26,582,565
Total	$26,582,565	$228,745,599	$—	$255,328,164

Liabilities *	Level 1	Level 2	Level 3	Total
Corporate Bonds Sold Short	$—	$8,624,295	$—	$8,624,295
Open Swap Contracts	—	1,061,066	—	1,061,066
Total	$—	$9,685,361	$—	$9,685,361
25

Sandalwood Opportunity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting year. The Fund did not hold any Level 3 securities during the year.

*	See Portfolio of Investments for industry classification.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s derivatives offset under a master netting arrangement along with collateral pledged for these contracts as of September 30, 2014.

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts Offset	Net Amounts of Liabilities
	Gross Amounts of	in the Statement of	Presented in the Statement
	Recognized Liabilities	Assets & Liabilities	of Assets & Liabilities	Cash Collateral Pledged
Description
Swaps Contracts	$(1,393,232)	$332,166	$(1,061,066)	$9,067,282
Total	$(1,393,232)	$332,166	$(1,061,066)	$9,067,282

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of each Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (FDIC) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the

26

Sandalwood Opportunity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Swap Agreements – The Fund is subject to interest price risk in the normal course of pursuing its investment objective. The Fund may hold equities subject to interest price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.

The Fund maintains cash as collateral to secure its obligations under the swaps. As of September 30, 2014, the notional value of the swaps was $84,940,000 and the collateral held was $9,067,282. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund is subject to interest price risk. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. The fair value of these financial instruments are located under unrealized depreciation on swap contracts on the Statement of Assets and Liabilities. The realized gains on swaps and change in unrealized loss on swaps are located on the Statement of Operations.

27

Sandalwood Opportunity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

The derivative instruments outstanding as of September 30, 2014 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2014:

Location on the Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Total Return Swaps	—	Unrealized depreciation on swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2014:

Liabilities Derivative Investment Value
			Total Value at
	Interest Rate Risk	Counter Party Risk	September 30, 2014
Swaps	$(1,061,066)	$—	$(1,061,066)
	$(1,061,066)	$—	$(1,061,066)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Swaps	Net realized gain (loss) from Swaps
Net change in unrealized appreciation (depreciation) on Swaps

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2014:

Realized gain/(loss) on derivatives recognized in the Statement of Operations
		Total Value at
Derivative Investment type	Interest Rate Risk	September 30, 2014
Swaps	600,982	600,982
Total	$600,982	$600,982
28

Sandalwood Opportunity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statement of Operations

	Interest Rate	Total Value at
	Risk	September 30, 2014
Total Return Swaps	(1,061,066)	(1,061,066)

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Funds. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which a Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Funds are exposed to market risk on derivative contracts in that the Funds may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Funds’ financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Funds’ investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Funds by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of a Fund’s cash is held at the Broker. The Funds could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Funds, in

29

Sandalwood Opportunity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

the event of the Broker’s bankruptcy. The Funds do not anticipate any material losses as a result of this concentration.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and U.S. Government securities, amounted to $420,416,550 and $255,649,169, respectively. Short sales and closing purchases from securities sold short amounted to $9,749,460 and $876,000.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Princeton Fund Advisors, LLC, serves as the Fund’s Investment Adviser (the “Adviser”). The Adviser has engaged Sandalwood Securities, Inc. as the primary sub-adviser to the Fund. The Fund, in consultation with Sandalwood Securities, Inc., has engaged the following sub-advisers to provide investment sub-advisory services to a portion of the assets of the Fund, as allocated to each sub-adviser: Deer Park Road Corporation, Whippoorwill Associates Inc., Acuity Capital Management, LLC and MidOcean Credit Fund Management, L.P., doing business as MidOcean Credit Partners. The Adviser compensates each sub-adviser for its services from the management fees received from the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 2.55% of the Fund’s average daily net assets. The sub-advisers are paid by the Adviser, not the Fund. For the year ended September 30, 2014, the Fund incurred $3,852,261 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until January 31, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary to ensure that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or

30

Sandalwood Opportunity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

extraordinary expenses, such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser)), not incurred in the ordinary course of the Fund’s business) do not exceed 2.95% per annum of Class A average daily net assets, 2.70% per annum for Class I average daily net assets and 3.70% per annum for Class C average daily net assets (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Operating Expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts previously waived or reimbursed by the Adviser are subject to recapture by the following dates:

9/30/2016	9/30/2017
$171,192	$320,862

Distributor- The Trust has adopted the Trust’s Master Distribution and Shareholder Services Plans for Class A shares and Class C pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A and Class C, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. Pursuant to the Plan, $131,974 in distribution fees for Class A shares and $5,868 in distribution fees for Class C shares were incurred during the year ended September 30, 2014.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of GFS. On sales of Class A shares for the year ended September 30, 2014, the Distributor received $16,779 from front-end sales charges of which $2,754 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

31

Sandalwood Opportunity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Amounts due to GFS for these various services as of September 30, 2014 are reported in the Statement of Assets and Liabilities as “Fees payable to other affiliates”.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2014	September 30, 2013
Ordinary Income	$5,165,831	$1,087,764
Long-Term Capital Gain	429,608	—
Return of Capital	4,805,500	—
	$10,400,939	$1,087,764

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(30,299)	$(934,761)	$3,961,204	$2,996,144

The difference between the book basis and tax basis for unrealized appreciation, accumulated net realized gain from security transactions and undistributed net investment income is primarily attributable to the tax deferral of losses on wash sales and straddles, the mark-to-market on open swaps contracts and adjustments for constructive sales of securities held short.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $934,761.

32

Sandalwood Opportunity Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2014

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, and tax adjustments for paydowns and swap contracts, resulted in reclassification for the period ended September 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$1,957,119	$(1,957,119)

6.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Sandalwood Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Sandalwood Opportunity Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from November 29, 2012 (commencement of operations) through September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sandalwood Opportunity Fund as of September 30, 2014, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from November 29, 2012 (commencement of operations) through September 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado
December 1, 2014

34

Sandalwood Opportunity Fund

EXPENSE EXAMPLES

September 30, 2014 (Unaudited)

As a shareholder of the Sandalwood Opportunity Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Sandalwood Opportunity Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Sandalwood Opportunity Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/14	9/30/14	4/1/14 – 9/30/14	4/1/14 – 9/30/14
Class A	$1,000.00	$1,025.40	$14.98	2.95%
Class C	1,000.00	1,024.50	18.78	3.70
Class I	1,000.00	1,026.60	13.72	2.70

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/14	9/30/14	4/1/14 – 9/30/14	4/1/14 – 9/30/14
Class A	$1,000.00	$1,010.28	$14.87	2.95%
Class C	1,000.00	1,006.52	18.61	3.70
Class I	1,000.00	1,011.53	13.62	2.70

*	Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.
35

Sandalwood Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2014

Sandalwood Opportunity Fund (Adviser – Princeton Fund Advisors, LLC)

In connection with the regular meeting held on September 30 -October 1, 2014 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and the Trust, with respect to the Sandalwood Opportunity Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Princeton was established in 2011, and provides alternative asset management strategies to institutional and individual clients worldwide, acting as adviser or co-adviser to several mutual funds, managing close to $1.2 billion in assets. The Trustees reviewed the background information of the key personnel responsible for servicing the Fund and noted their familiarity and satisfaction that the investment team has over 60 years of combined experience with alternative asset management obtained from previous positions held at various financial institutions. The Trustees noted that Princeton does not make investment decisions for the Fund, but utilizes its experience to focus on conducting ongoing due diligence on sub-advisers to ensure that the Fund is being managed within investment guidelines as outlined in the Fund’s prospectus, and provides active management for a majority of ancillary operational functions, allowing Whippoorwills to concentrate on managing their allocated portion of the portfolio. The Trustees considered the operational functions Princeton performs, such as managing the on-boarding process of approved broker-dealers, working with the Fund’s service providers on a regular basis with respect to fund accounting, administration, and compliance, and leading marketing and distribution efforts by leveraging Princeton’s track record for raising assets. The Trustees also recognized that Princeton conducts continuous research on new strategies while searching for new sub-advisers to be added to the Fund. The Trustees observed that Princeton is fully engaged with the primary sub-adviser, Sandalwood Securities, Inc. (“Sandalwood”), and the four other sub-advisers, having active regular communication to discuss asset allocation to Whippoorwills, discuss events within the credit market, and communicates on a regular basis with Whippoorwills to review their performance and receive their individual outlook and updates on the credit markets. The Trustees noted that Princeton identified several strategy risks pertaining to credit markets and highlighted the processes around risk mitigation for each, leading the Trustees to express their satisfaction with Princeton’s stated strong commitment to risk management. The Trustees also noted that Princeton provides daily compliance monitoring with the Fund’s investment limitations and investment guidelines by working with the Fund’s sub-advisers to monitor diversification and liquidity requirements, and uses an Investment Services team to review the Fund’s holding daily and report to the Investment Committee, while also maintaining a tracking schedule of the compliance areas Princeton reviews to ensure investment guidelines are followed. The Trustees noted that Princeton reported no material compliance or litigation issues that would affect their ability to operate effectively. The Trustees

36

Sandalwood Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

concluded that Princeton should continue providing high quality service to the Fund for the benefit of its shareholders.

Performance. The Trustees reviewed the Fund’s performance as compared to its peer group, Morningstar category and the HFRX Fixed Income Credit Index. The Trustees noted the Fund outperformed each metric over the 1-year and since inception periods. The Trustees noted that the upside/downside capture ratio has been strong, outpacing the Morningstar category as well, while the standard deviation has been in line with other benchmarks and the Sharpe Ratio has exceeded all benchmarks, showing better returns per unit of risk taken. The Trustees concluded that Princeton, working in conjunction with Sandalwood, has provided services that more than met expectations and has shown an ability to effectively choose and oversee sub-advisers.

Fees and Expenses. The Trustees noted the Fund’s management fee is higher than both the peer group and both Morningstar category averages (in fact, more than double the Morningstar category averages), and at the higher end of the range for both. They noted, however, that the advisory fee is impacted by the expense of hiring quality sub-advisors and also discussed the fees charged by the Fund’s sub-advisers to other clients. The Trustees discussed the net expense ratio of the Fund, noting that it was lower than the peer group average, and higher than the Morningstar category average while remaining well within the range. The Trustees discussed the expense limitation agreement currently in place and noted Princeton intends to renew the agreement. After further discussion, the Trustees agreed that the fees are not unreasonable.

Economies of Scale. The Trustees considered the growth projections of Princeton, as well as Princeton’s assertion that the Fund is more likely to encounter capacity constraints before achieving economies of scale to such an extent that breakpoints could be supported. They noted Princeton indicated its willingness to consider breakpoints as the Fund’s assets grow, and would revisit the discussion of capacity constraints as well. After discussion, the Trustees agreed that the absence of breakpoints was acceptable at this time.

Profitability. The Trustees considered the profits realized by Princeton in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Fund. The Trustees reviewed a profitability analysis provided by Princeton and noted that, based on the information provided, Princeton is realizing a profit from its relationship with the Fund that is modest both in amount and percentage of revenue. The Trustees concluded that the profitability of Princeton is not unreasonable.

Conclusion. Having requested and received such information from Princeton as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the advisory fee structure for the Fund is reasonable and that renewal of the Advisory Agreement with Princeton is in the best interests of the shareholders of the Sandalwood Opportunity Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

37

Sandalwood Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Sandalwood Opportunity Fund (Sub-Adviser –Sandalwood Securities, Inc.)*

In connection with the regular meetings held on September 30-Ocotber 1, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and Sandalwood Securities, Inc. (“Sandalwood”), with respect to the Sandalwood Opportunity Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Sandalwood was founded in 1990 and manages approximately $1.3 billion for high net worth individuals and institutional investors, focusing on niche alternative investment strategies and leading hedge fund managers who implement those strategies. The Trustees reviewed the background information of the key personnel responsible for providing services to the Fund, and were satisfied with the investment team’s educational pedigree and past experience from leading Wall Street firms where they honed specific expertise related to hedge funds, credit, distressed and event-driven strategies. The Trustees considered that Sandalwood, as the primary sub-adviser to the Fund, is responsible for the review and recommendation of secondary sub-advisers, and have thus far selected quality managers. The Trustees noted that Sandalwood employs a rigorous due diligence process on the manager and investment strategy prior to being recommended as a sub-adviser for the Fund. The Trustees discussed risks identified by Sandalwood, including manager selection risk, market risk, geopolitical and economic risk, and expressed satisfaction with Sandalwood’s efforts through its due diligence efforts in selecting sub-advisers with risk management skills aimed at mitigating such risks. The Trustees noted that Sandalwood and Princeton have regular communication with the other sub-advisers and work together to address any compliance matters that arise. The Trustees also noted that Princeton and Sandalwood receive daily reports that are reviewed for position size, diversification, style drift, and other compliance-related items. The Trustees also noted that Sandalwood has reported no material compliance or litigation issues since the last approval of the Sub-Advisory Agreement. The Trustees expressed their appreciation for the labor and maintenance required to research and conduct due diligence for the selection of potential new hedge fund managers. The Trustees noted Sandalwood’s organizational resources and its expertise in the hedge fund area, enabling Sandalwood to provide quality, specialized services to the Fund and Princeton. The Trustees concluded that the partnership between Princeton and Sandalwood has been working well and further concluded that Sandalwood should continue to provide high quality service to the Fund and Princeton, which will benefit the Fund’s shareholders.

Performance. The Trustees reviewed the Fund’s performance as compared to its peer group and Morningstar category and the HFRX Fixed Income Credit Index. The Trustees noted the Fund outperformed each metric over the 1-year and since inception periods. The Trustees

38

Sandalwood Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

noted that the upside/downside capture ratio has been strong, outpacing the Morningstar category as well, while the standard deviation has been in line with other benchmarks and the Sharpe Ratio has exceeded all benchmarks, showing better returns per unit of risk taken. The Trustees concluded that Sandalwood, working in conjunction with Princeton, has provided services that more than met expectations.

Fees and Expenses. The Trustees noted that Sandalwood charges an annual sub-advisory fee based on a proportion of the net advisory fee received by Princeton. The Trustees also noted that the rate ultimately received by Sandalwood is smaller than the fee that Sandalwood receives for managing private pooled investment vehicles. The Trustees concluded that the sub-advisory fee charged by Sandalwood was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that economies of scale would be revisited at the next renewal.

Profitability. The Trustees considered the profits realized by Sandalwood in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund. After further discussion, the Trustees concluded that Sandalwood realized a profit that is reasonable in both amount and in percentage of net sub-advisory fees earned over the past 12 months.

Conclusion. Having requested and received such information from Sandalwood as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of Sandalwood Opportunity Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

39

Sandalwood Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Sandalwood Opportunity Fund (Sub-Adviser –Acuity Capital Management, LLC)*

In connection with the regular meetings held on September 30-October 1, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and Acuity Capital Management, LLC (“Acuity”), with respect to the Sandalwood Opportunity Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Acuity was founded in 2003, and manages approximately $160 million in assets as an alternative asset management company focusing on corporate credit investing, utilizing the fixed income assets classes of high yield, investment grade, convertible, and bank debt, trading from both the long and short side to construct portfolios aimed at delivering yield, liquidity, and capital protection. The Trustees reviewed the background information of the key personnel responsible for providing sub-advisory services to the Fund and were satisfied with the investment team’s overall financial industry experience and specific experience in hedge funds trading and operation. The Trustees noted that Acuity has a structured investment process where its credit analysts perform a fundamental, bottom-up detailed analysis on corporations in order to express a long or short view on a particular credit. The Trustees also noted positively that Acuity holds two weekly meetings to discuss macro trends, such as geopolitical events and financial bubbles, and reviews every position in the portfolio, asking the portfolio manager to defend the position and whether the position fits within the macro theme of the strategy. The Trustees recognized that Acuity has a risk management culture with a comprehensive risk control program that utilizes a variety of approaches, including a basic risk assessment as part of the security selection process, continuous monitoring and adjustment of the portfolio’s exposure, use of real time risk evaluation systems, stress testing, and the use of various hedging instruments. The Trustees noted that Acuity also monitors macro events that can potentially affect the portfolio and will be flexible in adjusting hedges and reallocating assets based on changing macro view. Additionally, the Trustees noted that Acuity has a strong compliance culture, as evidenced by the way in which it monitors compliance with the Fund’s investment limitation on a daily basis, through contact with the Fund’s service providers should it come close to hitting the trading guidelines of its allocated portion of the assets, and has been mindful to adhere to the investment objectives of the Fund. The Trustees also noted that Acuity reported no material compliance or litigation issues since the last approval of the sub-advisory agreement. The Trustees noted that Acuity’s corporate culture has embraced risk management and compliance. The Trustees recognized that the Fund has benefited from having access to a hedge fund manager with credit investing knowledge. The Trustees concluded that the arrangement among Princeton, Sandalwood, and Acuity has been working well, and further concluded that Acuity should continue to provide high quality service to the Fund, Princeton, and shareholders.

40

Sandalwood Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Performance. The Trustees noted that Acuity has proven to be a positive contributor to the Fund’s performance. The Trustees noted that Acuity has outperformed both the Morningstar category and the HFRX Fixed Income Credit Index over the 1-year period and Since Inception. The Trustees observed that Acuity’s performance has met Princeton’s expectations by achieving a high return net of fees, while maintaining a low standard deviation. The Trustees commented that Acuity has lower drawdowns than the Fund as a whole and adds stability to the Fund.

Fees and Expenses. The Trustees noted that Acuity charges an annual sub-advisory fee equal to that charged by Acuity for serving in a similar capacity for another registered investment company, and charges a similar fee or higher for managing private funds and separate accounts. The Trustees concluded that the sub-advisory fee charged by Acuity was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that economies of scale would be revisited at the next renewal.

Profitability. The Trustees considered the profits realized by Acuity in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund. The Trustees noted that no additional benefits were realized by Acuity from other activities related to the Fund. After further discussion, the Trustees concluded that Acuity realized a profit that is modest in both amount and in percentage of net sub-advisory fees earned over the past 12 months.

Conclusion. Having requested and received such information from Acuity as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of the Sandalwood Opportunity Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

41

Sandalwood Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Sandalwood Opportunity Fund (Sub-Adviser –Deer Park Road Corporation)*

In connection with the regular meetings held on September 30-October 1, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and Deer Park Road Corporation (“Deer Park”), with respect to the Sandalwood Opportunity Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Deer Park was founded in 2003 and managed approximately $1.4 billion in assets for high net worth individuals and institutional investors as a multi-fund investment manager focused on investing in distressed real estate and asset backed fixed income securities. The Trustees reviewed the background information of the key personnel responsible for providing services to the Fund and observed their many years of financial industry experience, particularly in hedge funds and the distressed mortgage-backed and asset-backed securities sectors. The Trustees agreed that Deer Park’s strength lies in its ability to source, evaluate, and purchase pools of diversified asset-backed securities, including residential and commercial real estate, deemed by Deer Park to be mispriced or cheap after conducting research, and analyzing trends in the job market, changing home values, default rates, and other economic factors related to this asset class. The Trustees noted that Deer Park works with Princeton and Sandalwood to provide regular market updates and facilitates discussions on performance, attribution, and market outlook. The Trustees also discussed Deer Park’s comprehensive summary of risks related to its assets class and its risk mitigation philosophies and process, including diversification within the ABS market sector, focus on holding shorter term securities, managing liquidity by holding securities with high current cash flow, purchasing deeply discounted securities, hedging against market and interest rate risks, and conducting in-house credit risk modeling independent of the major ratings firms, giving the Trustees comfort that, as described, Deer Park is focused on and has implemented a strong risk management culture. The Trustees noted that Deer Park has programmed the Fund’s investment limitations and guidelines into proprietary modeling software in order to monitor compliance with the Fund’s investment limitations. The Trustees discussed Deer Park’s report of an SEC examination, noting that Deer Park took remediating steps to address minor deficiencies that were brought to light. The Trustees reviewed the credentials of Deer Park’s investment team, as well as its expertise and risk management focus in a complex asset class, and recognized that the Fund has benefited from having access to this type of strategy. The Trustees concluded that the arrangement among Deer Park, Princeton, and Sandalwood Securities, Inc. has been working well, and further concluded that Deer Park should continue to provide high quality service to the Fund, Princeton, and the Fund’s shareholders.

42

Sandalwood Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Performance. The Trustees discussed the fact that Deer Park has outperformed the Morningstar Nontraditional Bond Category over the 1-year period and since inception. They also noted that Deer Park has outpaced the HFRX Fixed Income Credit Index over both periods, adding the largest amount of outperformance of any sub-adviser to the Fund. The Trustees expressed their satisfaction with the performance of Deer Park, noting that its performance has more than made up for the volatility of its approach.

Fees and Expenses. The Trustees noted that Deer Park does not manage any other accounts with similar investment objectives and strategies to the Fund, but noted that the fee is similar to that charged to other sub-advisers of the Fund. The Trustees concluded that the sub-advisory fee charged by Deer Park was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that economies of scale would be revisited at the next renewal.

Profitability. The Trustees considered the profits realized by Deer Park in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund. The Trustees noted that no additional benefits were realized by Deer Park from other activities related to the Fund. After further discussion, the Trustees concluded that Deer Park realized a profit that is reasonable in both amount and in percentage of net sub-advisory fees earned over the past 12 months.

Conclusion. Having requested and received such information from Deer Park as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of Sandalwood Opportunity Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

43

Sandalwood Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Sandalwood Opportunity Fund (Sub-Adviser – Mid-Ocean Credit Fund Management, L.P.)*

In connection with the regular meetings held on September 30-Ocotber 1, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and Mid-Ocean Credit Fund Management, L.P. (“Mid-Ocean”), with respect to the Sandalwood Opportunity Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Mid-Ocean was created in 2009 to primarily manage hedge funds focused on bank loans, high yield bonds, and middle market companies, and manages approximately $2.2 billion in assets. The Trustees reviewed the background information of the key personnel responsible for providing services to the Fund, and expressed their satisfaction with the investment team’s exemplary education and financial industry experience in middle market companies, credit analysis, leveraged finance, credit origination, investing, research, and trading. The Trustees also noted the addition of a new investment professional to Mid-Ocean’s research team with good credentials and deep experience in research and analysis of various fixed income and credit investments. The Trustees reviewed and noted Mid-Ocean’s structured investment process, starting with the investment team monitoring the secondary market seeking value opportunities in credits, then creating screens to identify attractive investments that meet specific criteria of investment risk and return targets, and performing due diligence of fundamental credit risk profiles. The Trustees discussed the various strategy-related risks identified by Mid-Ocean and its processes to mitigate them through its research techniques, which include ongoing monitoring of the portfolio for non-performing instruments, use of hedging techniques for market risk, carefully choosing reputable counterparties. The Trustees noted that the President of Mid-Ocean meets with the portfolio manager and risk committee to review the portfolio’s risks, returns, and limits, in compliance with the mandates set by Princeton. The Trustees noted that Mid-Ocean works with Princeton on compliance tasks by providing necessary documentation on illiquid securities, regular market updates, and discussions on performance and attribution. The Trustees also noted that Mid-Ocean has reported no material compliance or litigation issues since the last approval of the sub-advisory agreement. The Trustees expressed their satisfaction with Mid-Ocean’s research and investment process within a complex asset class. The Trustees further observed that the Fund has benefited from having access to a hedge fund type strategy. The Trustees concluded that the arrangement among Sandalwood, Princeton, and Mid-Ocean has been working well and further concluded that Mid-Ocean should continue to provide high quality service to the Fund, Princeton, and the Fund’s shareholders.

Performance. The Trustees then discussed the fact that Mid-Ocean provided relatively stable performance, outperforming the HFRX Fixed Income Credit Index over the 1-year period,

44

Sandalwood Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

while trailing the index since the Fund’s inception. The Trustees noted that Mid-Ocean appears to be a stabilizing factor for the Fund, adding reasonable returns as well as exceptional stability to the Fund.

Fees and Expenses. The Trustees noted that Mid-Ocean charges an annual fee that is in line with, or lower than, the fees Mid-Ocean charges to other accounts. The Trustees noted that the sub-advisory fee was very competitive considering the range of fees charged to other accounts managed by Mid-Ocean. The Trustees concluded that the sub-advisory fee charged by Mid-Ocean was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that economies of scale would be revisited at the next renewal.

Profitability. The Trustees considered the profits realized by Mid-Ocean in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund. The Trustees noted that no additional benefits were realized by Mid-Ocean from other activities related to the Fund. After further discussion, the Trustees concluded that Mid-Ocean realized a profit that was reasonable in both amount and in percentage of net sub-advisory fees earned over the past 12 months.

Conclusion. Having requested and received such information from Mid-Ocean as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of the Sandalwood Opportunity Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

45

Sandalwood Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

Sandalwood Opportunity Fund (Sub-Adviser – Whippoorwill Associates, Inc.)*

In connection with the regular meetings held on September 30-Ocotber 1, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisors, LLC (“the Advisor”) and Whippoorwill Associates, Inc. (“Whippoorwill”), with respect to the Sandalwood Opportunity Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Whippoorwill was founded in 1990 and manages approximately $550 million in assets for institutional investors, including pension and profit sharing plans, pooled investment vehicles, charitable organizations and corporations, specializing in investing in equity and debt of distressed companies. The Trustees reviewed the background information of the key personnel responsible for providing services to the Fund, and were satisfied with the high level of financial industry experience and expertise with distressed assets within the middle market high yield and leveraged loans sectors. The Trustees reviewed and considered Whippoorwill’s continuous and centralized investment process, which involves the entirety of Whippoorwill’s investment team meeting daily to discuss potential investments, changes in the fundamentals of specific issuers, risk allocation, diversification and market conditions, followed by screening proposed investments further before investment. The Trustees discussed the biggest risks identified by Whippoorwill, including credit risk, issuer default risk, and interest rate risk, then evaluated the efforts of Whippoorwill in mitigating these risks through continuous monitoring, research techniques, and risk allocation. The Trustees noted that Whippoorwill monitors the Fund’s investment limitations by performing weekly reviews of position sizes, and purchases are reviewed to ensure position limits are not exceeded. The Trustees also noted that Whippoorwill provides necessary documentation on illiquid securities to Princeton and provide regular updates on the market and Whippoorwill’s outlook. The Trustees noted that Whippoorwill reported the results of an SEC examination in 2013 and the subsequent enhancements to its policies and procedures. The Trustees reviewed Whippoorwill’s overall investment process, and recognized the extensive labor associated with Whippoorwill’s investment approach. The Trustees noted that the Fund has benefited from having access to a hedge fund type strategy. The Trustees concluded that the arrangement among Sandalwood, Princeton, and Whippoorwill has been working well and further concluded that Whippoorwill should continue to provide high quality service to the Fund, adviser, and the Fund’s shareholders.

Performance. The Trustees then discussed the fact that Whippoorwill has outperformed the HFRX Fixed Income Credit Index over both the 1-year period and since inception. The Trustees noted that Whippoorwill’s returns have contributed to the Fund’s overall performance,

46

Sandalwood Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2014

while adding excellent stability. The Trustees commented that Whippoorwill’s stability with solid returns increases the stability of the Fund while keeping returns attractive.

Fees and Expenses. The Trustees noted that Whippoorwill charges an annual fee that is lower than the fees Whippoorwill charges to other accounts. The Trustees noted that the sub-advisory fee also was comparable to the fees charged by the other sub-advisers to the Fund. The Trustees concluded that the sub-advisory fee charged by Whippoorwill was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that economies of scale would be revisited at the next renewal.

Profitability. The Trustees evaluated the profitability analysis provided by Whippoorwill, noting that, based on estimated/allocated expenses, Whippoorwill had incurred a net loss over the past 12 months. Accordingly, the Trustees concluded excessive profitability was not a concern.

Conclusion. Having requested and received such information from Whippoorwill as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of Sandalwood Opportunity Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

47

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	98	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	98	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	98	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007 – February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000-2010).	98	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

9/30/14 – NLFT_v1

48

Sandalwood Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012); Formerly President and Manager, GemCom LLC (2004-2011).	98	Northern Lights Variable Trust (since 2013)

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006-2012); and Vice-President, GemCom, LLC (2004-2013).	N/A	N/A

James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011-2012); Director of Legal Administration, Gemini Fund Services, LLC (2009-2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008-2011).	N/A	N/A

Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002-2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/14 – NLFT_v1

49

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
50

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
51

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISERS
Princeton Fund Advisors, LLC
1125 17th Street, Suite 1400
Denver, CO 80202

INVESTMENT PRIMARY SUB-ADVISER
Sandalwood Securities, Inc.
101 Eisenhower Parkway
Roseland, NJ 07068

INVESTMENT SUB-ADVISERS
Deer Park Road Corporation
1865 Ski Time Square, Suite 102
Steamboat Springs, CO 80477

Whippoorwill Associates, Inc.
11 Martine Avenue
White Plains, NY 10606

Acuity Capital Management, LLC
60 Arch Street, 2nd Floor
Greenwich, CT 06830

MidOcean Credit Fund Management, L.P.
320 Park Avenue, 16th Floor
New York, NY 10022

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

  The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

       2014 - $14,000

2013 - $15,000

(b)

Audit-Related Fees

2014 - None

2013 - None

(b)

Tax Fees

2014 - $2,000

2013 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(c)

All Other Fees

2014 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

  2013

Audit-Related Fees:

0.00%

  0.00%

Tax Fees:

0.00%

  0.00%

All Other Fees:

0.00%

  0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,000

2013 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/11/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/11/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/11/14